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RIGGS [log]                                       NEWS RELEASE

                                                  RIGGS NATIONAL CORPORATION
                                                  800 17H STREET, N.W.
                                                  WASHINGTON, D.C.  20074-0114


For Immediate Release                Contact:   Timothy C. Coughlin
                                                202/835-5507


RIGGS NATIONAL CORPORATION REPORTS
SECOND QUARTER 1999 EARNINGS


Washington, D.C., July 8, 1999 -- Riggs National Corporation (NASDAQ: RIGS) today reported $9.6 million of net income for the second quarter of 1999 compared to $7.7 million for the first quarter. Earnings per share were $.33 compared to $.26 in the first quarter. An increase in securities gains of $932 thousand and a reduction in income taxes of $878 thousand were the primary reasons for the increase in quarter to quarter net income.

Joe L. Allbritton, chairman and chief executive officer of Riggs National Corporation, said, "We have realized a $.07 earnings per share improvement from the first quarter this year while we continue to make strategic investments in the fee-based parts of our business."

The $9.6 million of net income was earned for the second quarter of 1999, compared to $14.5 million for the same period a year ago. Earnings per share were $.33 compared to $.37 for the same period the prior year. A variety of factors including nonrecurring securities gains and a lower income tax rate in the second quarter of 1998, together with a reduction in second quarter 1999 net interest income due to the Corporation's redemption of preferred stock and repurchase of common stock, reduced net income for the second quarter of 1999 as compared with the same quarter a year earlier.

Nonperforming assets, including other real estate owned, were $29.5 million at June 30, 1999 compared to $30.1 million at the end of the first quarter and $15.1 million at June 30, 1998. Riggs's reserve for loan losses at the end of the second quarter of 1999 was $52.2 million compared to $53.0 million at the end of the first quarter and $52.2 million at June 30, 1998. The ratio of loan loss reserve to total loans was 1.64% at June 30, 1999 compared to 1.66% at the end of the first quarter and 1.66% at June 30, 1998.

The Corporation continues to maintain a strong capital position well in excess of regulatory minimum requirements. Riggs's total and leverage capital ratios were 26.57% and 8.70% at June 30, 1999 compared to regulatory minimums of 8.0% and 4.0%, respectively.

Separately, the Board of Directors of Riggs National Corporation declared a dividend of $.05 on its Common Stock. The dividend is payable August 2, 1999 to shareholders of record on July 19, 1999.

                                                    * * *

Riggs National Corporation, the largest bank holding company headquartered in the nation's capital, has 53 branches in the Washington, D.C. metropolitan area, as well as three locations in London, England.

                                         (tables follow)

RIGGS NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS (Unaudited)
(In thousands, except per share amounts)

                                                                                        Three Months Ended
                                                                       June 30,          June 30,               March 31,
                                                                       1999                1998                  1999
                                                                  ---------------      -------------        ---------------
EARNINGS:

Interest Income                                                 $         80,809     $      87,068        $         81,527
Interest Expense                                                          34,971            39,706                  35,701
                                                                  ---------------      -------------        ---------------
Net Interest Income                                                       45,838            47,362                  45,826
Provision for Loan Losses                                                     --                --                      --
                                                                  ---------------      -------------        ---------------
Net Interest Income After Provision for Loan Losses                       45,838            47,362                  45,826
Noninterest Income Excluding Securities Gains, Net                        24,333            23,770                  24,244
Securities Gains, Net                                                      1,018             1,457                      86
                                                                  ---------------      -------------        ---------------
Total Noninterest Income                                                  25,351            25,227                  24,330
Total Noninterest Expense                                                 50,209            47,070                  50,155
                                                                  ---------------      -------------        ---------------
Income Before Taxes and Minority Interest                                 20,980            25,519                  20,001
Applicable Income Tax Expense                                              6,420             5,987                   7,298
Minority Interest, Net of Taxes                                            4,986             4,986                   4,987
                                                                  ---------------      -------------        ---------------
Net Income                                                      $          9,574            14,546                   7,716
Less:  Dividends on Preferred Stock                                           --             2,687                      --
                                                                  ---------------      -------------        ---------------
Net Income Available to Common Stockholders                     $          9,574            11,859                   7,716
Basic Earnings Per Share                                        $            .34               .39                     .27
Diluted Earnings Per Share                                                   .33               .37                     .26

AVERAGES:
Total Assets                                                    $      5,479,255         5,493,309               5,497,850
Total Earning Assets                                                   4,971,912         5,042,769               5,007,067
Total Loans, Net of Premium, Discount & Fees                           3,173,289         2,972,175               3,198,165
Total Interest-Bearing Deposits                                        3,554,150         3,151,605               3,517,376
Total Noninterest-Bearing Deposits                                       587,393           835,962                 621,604
Total Deposits                                                         4,141,543         3,987,567               4,138,980
Total Interest-Bearing Liabilities                                     4,128,457         3,759,602               4,109,855
Total Stockholders' Equity                                               345,430           476,417                 363,268

OTHER FINANCIAL INFORMATION:
Net Interest Margin                                                         3.74 %            3.83  %                 3.78 %
Return on Average Assets                                                     .70 %            1.06  %                  .57 %
Return on Average Stockholders' Equity                                     11.12 %           12.25  %                 8.61 %
Return on Average Common Equity                                            11.12 %           12.48  %                 8.61 %
Common Shares Outstanding                                             28,257,197        30,622,746              28,255,747
Average Common Shares Outstanding                                     28,256,902        30,589,950              28,994,671
Average Diluted Shares Outstanding                                    28,790,718        31,737,370              29,628,616
Book Value Per Common Share Outstanding                                    12.06             12.78                   12.31
Period End Stockholders' Equity to Total Assets                             6.25 %            8.40  %                 6.08 %

PERIOD END:
Total Assets                                                    $      5,453,880         5,792,263               5,718,441
Total Earning Assets                                                   4,920,004         5,323,944               5,238,247
Total Loans, Net of Premium, Discount & Fees                           3,186,045         3,149,932               3,186,352
Total Goodwill                                                             8,306             8,951                   8,467
Total Core Deposits and Other Intangibles                                  3,694             6,780                   4,459
Total Interest-Bearing Deposits                                        3,465,289         3,320,670               3,490,689
Total Noninterest-Bearing Deposits                                       674,175           943,011                 685,052
Total Deposits                                                         4,139,464         4,263,681               4,175,741
Total Interest-Bearing Liabilities                                     4,026,105         3,962,887               4,077,831
Minority Interest-Trust Preferred Securities                             350,000           350,000                 350,000
Total Stockholders' Equity                                               340,692           486,449                 347,826

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RIGGS NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS (Unaudited)
(In thousands, except per share amounts)

                                                                                     Six Months Ended
                                                                                         June 30,
                                                                                 1999               1998
                                                                             --------------    ----------------
EARNINGS:
Interest Income                                                            $       162,336            174,000
Interest Expense                                                                    70,672             78,953
                                                                             --------------    ----------------
Net Interest Income                                                                 91,664             95,047
Provision for Loan Losses                                                               --                 --
                                                                             --------------    ----------------
Net Interest Income After Provision for Loan Losses                                 91,664             95,047
Noninterest Income Excluding Securities Gains, Net                                  48,577             46,583
Securities Gains, Net                                                                1,104              6,781
                                                                             --------------    ----------------
Total Noninterest Income                                                            49,681             53,364
Total Noninterest Expense                                                          100,364             94,478
                                                                             --------------    ----------------
Income Before Taxes and Minority Interest                                           40,981             53,933
Applicable Income Tax Expense                                                       13,718             13,779
Minority Interest, Net of Taxes                                                      9,973              9,973
                                                                             --------------    ----------------
Net Income                                                                 $        17,290             30,181
Less:  Dividends on Preferred Stock                                                     --              5,375
                                                                             --------------    ----------------
Net Income Available to Common Stockholders                                $        17,290             24,806
Basic Earnings Per Share                                                   $           .60                .81
Diluted Earnings Per Share                                                             .59                .78

AVERAGES:
Total Assets                                                               $     5,488,501          5,496,804
Total Earning Assets                                                             4,989,392          5,042,291
Total Loans, Net of Premium, Discount & Fees                                     3,185,659          2,904,744
Total Interest-Bearing Deposits                                                  3,535,865          3,163,472
Total Noninterest-Bearing Deposits                                                 604,404            843,254
Total Deposits                                                                   4,140,269          4,006,726
Total Interest-Bearing Liabilities                                               4,119,208          3,764,620
Total Stockholders' Equity                                                         354,300            471,568

OTHER FINANCIAL INFORMATION:
Net Interest Margin                                                                   3.76 %             3.86  %
Return on Average Assets                                                               .64 %             1.11  %
Return on Average Stockholders' Equity                                                9.84 %            12.91  %
Return on Average Common Equity                                                       9.84 %            13.29  %
Common Shares Outstanding                                                       28,257,197         30,622,746
Average Common Shares Outstanding                                               28,623,632         30,581,020
Average Diluted Shares Outstanding                                              29,210,711         31,693,017
Book Value Per Common Share Outstanding                                              12.06              12.78
Period End Stockholders' Equity to Total Assets                                       6.25 %             8.40  %

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RIGGS NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS (Unaudited)
(In thousands, except per share amounts)

                                                                 June 30,                June 30,               March 31,
                                                                   1999                    1998                   1999
                                                              ---------------         ---------------         --------------
NONPERFORMING ASSETS AND PAST DUE LOANS:
Nonaccrual Loans                                            $        26,389         $        12,477         $       26,681
Renegotiated Loans (1)                                                1,452                      90                  1,772
Other Real Estate Owned, Net                                          1,678                   2,569                  1,679
                                                              ---------------         ---------------         --------------

Total Nonperforming Assets                                  $        29,519         $        15,136         $       30,132

Loans Past Due 90 Days or More                              $         8,646         $        19,166         $        8,950


Potential Problem Loans                                     $        15,861         $           100         $        1,031

Nonaccrual Loans to Total Loans                                         .83  %                  .40  %                 .84  %
Nonperforming Assets to Total Loans and
    Other Real Estate Owned, Net                                        .93  %                  .48  %                 .95  %
Nonperforming Assets to Total Assets                                    .54  %                  .26  %                 .53  %

RESERVE FOR LOAN LOSSES:
Reserve for Loan Losses                                     $        52,174         $        52,235         $       53,004
Reserve for Loan Losses to Total Loans                                 1.64  %                 1.66  %                1.66  %
Reserve for Loan Losses to  Nonaccrual  and  Renegotiated            187.40  %               415.65  %              186.29  %
Loans
Net Charge-Offs (Recoveries) for the Three Months           $           633         $          (128)        $        1,197
Net  Charge-Offs  (Recoveries)  to Average  Loans for the               .02  %                   --  %                 .04  %
Three Months
Net Charge-Offs (Recoveries) for the Six Months             $         1,830         $           299
Net  Charge-Offs  (Recoveries)  to Average  Loans for the               .06  %                  .01  %
Six Months



CAPITAL RATIOS:
RIGGS NATIONAL CORPORATION:
Tier 1 Capital to Risk-Weighted Assets                                13.47  %                17.82  %               13.30  %
Combined Tier 1 & Tier 2 Capital to Risk-Weighted Assets              26.57  %                29.73  %               26.59  %
Leverage                                                               8.70  %                11.60  %                8.51  %

RIGGS BANK N.A.:
Tier 1 Capital to Risk-Weighted Assets                                12.88  %                12.50  %               12.64  %
Combined Tier 1 & Tier 2 Capital to Risk-Weighted Assets              14.14  %                13.76  %               13.89  %
Leverage                                                               8.78  %                 8.78  %                8.51  %


(1) - Loans for which terms have been renegotiated to provide a reduction of interest or principal as a result of a deterioration in the financial position of the borrower. Renegotiated loans do not include $ 6.4 million in loans renegotiated at market terms that have performed in accordance with their respective renegotiated terms.




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